Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 3 TO BUSINESS COMBINATION AGREEMENT

This Amendment No. 3 to Business Combination Agreement, dated as of March 27, 2025 (the “Amendment”), is to amend the Business Combination Agreement, which was made and entered into as of September 12, 2023 (the “Original Signing Date”), and amended by Amendment No. 1 thereto as of June 20, 2024 and Amendment No. 2 thereto as of December 16, 2024 (the “Existing BCA”, and as amended by this Amendment and as it may further be amended in accordance with its terms after the date hereof, the “BCA”), by and among AgileAlgo Holdings Ltd., a British Virgin Islands company (the “Company”), Inception Growth Acquisition Limited, a Delaware corporation (the “Parent”), and IGTA Merger Sub Limited, a British Virgin Islands company (the “Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Existing BCA.

Recitals

WHEREAS, pursuant to Section 13.2(a) of the Existing BCA, the Existing BCA may be amended by a writing signed by each of Parent and the Company; and

WHEREAS, the Purchaser Parties and the Company desire to amend the Existing BCA to reflect the changes agreed between the parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Certain Provisions.

(a) Section 12.1(c):

The first sentence of Section 12.1(c) of the Existing BCA is amended in its entirety to read as follows:

“In the event that any of the conditions to the Closing set forth in Article X have not been satisfied or waived on or prior to May 31, 2025 (the “Outside Closing Date”), the Parent or the Company, as the case may be, shall have the right, at its sole option, to terminate this Agreement.”

(b) Section 12.1(g):

Section 12.1(g) of the Existing BCA is amended in its entirety to read as follows:

“The Company may terminate this Agreement by giving notice to the Parent if the Parent Common Stock has become delisted from Nasdaq and either the Parent Common Stock is, or the Purchaser Ordinary Shares are, not relisted on the Nasdaq or the New York Stock Exchange on or prior to the Outside Closing Date after such delisting.”

(c) Consent to Transfers and Issuances of Ordinary Shares under Section 7.1 and Amendment to Annex I:

(i) The Parent hereby provides its written consent under Section 7.1 of the BCA for (A) the Signing Sellers to transfer to the transferees as set forth on Schedule 1(c) to this Amendment (collectively, the “Transferees”) such number of Company Shares as set forth on Schedule 1(c) to this Amendment (collectively, the “Transferred Company Shares”) and (B) the Company to issue to the recipient as set forth on Schedule 1(c) to this Amendment (the “New Holder” and together with the Transferees, the “Recipients”) such number of Company Shares as set forth on Schedule 1(c) to this Amendment (collectively, the “New Company Shares”, and together with the Transferred Company Shares, the “Subject Company Shares”), in either case, after the Original Signing Date and prior to the effective date of the Registration Statement, without any of such Recipients becoming Joining Sellers under the BCA by executing and delivering to the Parent, Purchaser and the Company (I) a Joinder Agreement and (II) any Additional Agreements which such Recipient would have been required to be a party or bound if such Recipient were a Seller on the Original Signing Date or, with respect to the Transferees, to which the Signing Sellers are otherwise bound. The parties hereto hereby consent to and waive for all purposes of the BCA any failures by the Company or the Signing Sellers to obtain such any such consent for any such transfers and issuances made prior to the date of this Amendment.

(ii) The parties hereto hereby acknowledge and agree that (A) the Transferred Company Shares shall not be subject to the terms and conditions applicable to the Signing Sellers under the BCA and will not be included as shares covered by the terms of any Lock-Up Agreement or other Additional Agreement signed by the Signing Sellers, and (B) the Recipients will be Company shareholders that are not bound by the terms and conditions of the BCA or any Additional Agreement unless and until they execute and deliver to the Parent, Purchaser and the Company a Joinder Agreement (and, to the extent required by the BCA with respect to such Recipient as a holder of Ordinary Shares and not as a transferee of a Signing Seller, such Additional Agreements) after the effective date of the Registration Statement, and such Joinder Agreement and any such Additional Agreements are accepted in writing and executed and delivered by the Parent, Purchaser and the Company in accordance with the requirements of the BCA applicable to Company shareholders that are not Signing Sellers (or Company Insiders).

(iii) The Parent and Purchaser hereby consent to the foregoing transfers and issuances for all purposes of the BCA, including Article VII thereof, and waive any potential breaches or violations of, or defaults under, the BCA as a result of such transfers or issuances being made in accordance with the terms hereof.

(iv) Annex I of the Existing BCA will be amended upon the transfers and issuances of the Subject Company Shares to the Recipients to reflect such transfers and issuances and such Annex I is hereby replaced and superseded with Annex I set forth on Exhibit A attached hereto for all purposes of the BCA, effective upon the occurrence of such transfers and issuances.

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Existing BCA shall remain in full force and effect, and all references to “this Agreement,” “herein” or using similar terms in the Existing BCA shall mean the Existing BCA as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Existing BCA, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Existing BCA.

(b) This Amendment shall be governed, enforced, interpreted and construed in a manner consistent with the Existing BCA. Without limiting the foregoing, Section 9.6 (Confidentiality), Article XI, Section 13.1 (Notices), Section 13.2 (Amendments; No Waivers; Remedies), Section 13.4 (Publicity), Section 13.7 (Governing Law), Section 13.10 (Severability) and Section 13.11 (Construction) of the Existing BCA shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first written above.

PARENT:

Inception Growth Acquisition Limited,
a Delaware corporation

By:	/s/ Cheuk Hang CHOW
Name:	Cheuk Hang CHOW
Title:	CEO

COMPANY:

AgileAlgo Holdings Ltd.,
a British Virgin Islands company

By:	/s/ Lee Wei Chiang, Francis
Name:	Lee Wei Chiang, Francis
Title:	Director

PURCHASER:

IGTA Merger Sub Limited,
a British Virgin Islands company

By:	/s/ Cheuk Hang CHOW
Name:	Cheuk Hang CHOW
Title:	Director

{Signature Page to Amendent No. 3 to Business Combination Agreement}

Schedule 1(c)

Subject Company Shares

Company Shareholders	Original Signing Date	New Company Issuances	Transfers from Tony Tay	Transfers from Francis Lee	Transfers from Lim Soon Meng	Total Transfers/ Issuances	Revised Shares Held	Date of Issue/ Transfers
Tay Yee Paa Tony (Tony Tay)	1,443,436	0	(86,691)	0	0	(86,691)	1,356,745
Lee Wei Chiang (Francis Lee)	1,443,436	0	0	(137,421)	0	(137,421)	1,306,015
Jonathan Ang	15,000	0	809	0	0	809	15,809
Tay Yee Wee	16,161	0	0	0	0	0	16,161
Victor Zheng	16,161	0	0	0	0	0	16,161
Tan Chun Hao	24,242	0	0	0	0	0	24,242
Seah Chin Siong	144,546	0	0	0	0	0	144,546
Gooi Mooi Chiew	16,161	0	0	0	0	0	16,161
Lim Chee Heong	16,161	0	0	0	0	0	16,161
Loo Choo Leong	16,161	0	16,161	16,161	0	32,322	48,483
Chen Yanfei	32,323	0	0	0	0	0	32,323
Lim Soon Meng	48,484	0	8,081	8,081	(25,253)	(9,092)	39,392	Oct. 2024
YA II PN Ltd.	0	0	0	0	15,152	15,152	15,152	Oct. 2024
Owen O'Callahan	0	4,045	0	0	0	4,045	4,045	Oct. 2024
Carmen Wee	0	0	24,242	24,242	0	48,483	48,483	Mar. 2025
Alpha Circuit, Ltd.	0	0	0	0	10,101	10,101	10,101	Mar. 2025
Philip Chua	0	0	20,227	20,227	0	40,454	40,454	Mar. 2025
Dickson Ho	0	0	16,161	16,161	0	32,322	32,322	Mar. 2025
Michelle Liaw	0	0	0	16,161	0	16,161	16,161	Mar. 2025
Chye Pang Hsiang	0	0	0	16,161	0	16,161	16,161	Mar. 2025
Vincent Wong	0	0	0	10,114	0	10,114	10,114	Mar. 2025
Tjioe Yeow Chong	0	0	0	10,114	0	10,114	10,114	Mar. 2025
Aaron Tan	0	0	607	0	0	607	607	Mar. 2025
Rowena Victoria	0	0	202	0	0	202	202	Mar. 2025
Mohd. Akhlas Hussain	0	0	202	0	0	202	202	Mar. 2025
TOTAL	3,232,272	4,045	0	0	0	4,045	3,236,317

Exhibit A

Revised Annex I

ANNEX I
LIST OF SELLERS

Name	Number of Ordinary Shares Held	Current Pro Rata Share	Percentage of Total Outstanding
Signing Sellers
Tay Yee Paa Tony (Tony Tay)	1,356,745	50.95%	41.92%
Lee Wei Chiang (Francis Lee)	1,306,015	49.05%	40.35%
Total Held by Signing Sellers	2,662,760	100.00%	82.28%

Other Company Shareholders
Jonathan Ang Yun Hao	15,809		0.49%
Tay Yee Wee	16,161		0.50%
Victor Zheng	16,161		0.50%
Tan Chun Hao	24,242		0.75%
Seah Chin Siong	144,546		4.47%
Gooi Mooi Chiew	16,161		0.50%
Lim Chee Heong	16,161		0.50%
Loo Choo Leong	48,483		1.50%
Chen Yanfei	32,323		1.00%
Lim Soon Meng	39,392		1.22%
YA II PN Ltd. (Yorkville Group)	15,152		0.47%
Alpha Circuit, Ltd.	10,101		0.31%
Owen O'Callahan	4,045		0.12%
Carmen Wee	48,483		1.50%
Philip Chua	40,454		1.25%
Dickson Ho	32,322		1.00%
Michelle Liaw	16,161		0.50%
Chye Pang Hsiang	16,161		0.50%
Vincent Wong	10,114		0.31%
Tjioe Yeow Chong	10,114		0.31%
Aaron Tan	607		0.02%
Rowena Victoria	202		0.01%
Mohd. Akhlas Hussain	202		0.01%
Total Held by Other Company Shareholders	573,557		17.72%

TOTAL ORDINARY SHARES	3,236,317		100.000%